UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 19, 2006

3COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Campus Drive Marlborough, Massachusetts 01752
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 323-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On April 19, 2006, the Compensation Committee of the Board of Directors of 3Com Corporation (“3Com”) approved a Management Retention Agreement with Robert T. Dechant, 3Com’s Senior Vice President of Worldwide Sales and Marketing (the “Management Retention Agreement”). Pursuant to the terms of the Management Retention Agreement, following a qualifying event involving a change of control of 3Com and upon the signing of a release agreement, Mr. Dechant will receive:

(i)	a stream of payments equal to 100% of his annual compensation as of the termination date;
(ii)

if elected, continuation of coverage under health, dental, and vision insurance plans pursuant to COBRA and continuation of the company-paid portion of the premiums for the elected coverage under the plans until the earlier of: (i) two years from the termination date, or (ii) the date upon which he becomes eligible for coverage under another employer’s group health, dental, or vision insurance plan(s);

(iii)	continued coverage under basic term life insurance for the same period;
(iv)	if earned, incentive bonus for the bonus period in which the termination date occurs, pro-rated based on the number of days worked during the bonus period;
(v)	full accelerated vesting of all equity compensation; and
(vi)

extension of the exercise period for vested stock options to the earlier of: (i) one hundred and sixty-five calendar days from the termination date; or (ii) the original term of the stock option grant.

A qualifying event will occur, and Mr. Dechant will be entitled to receive the foregoing benefits, if his employment is terminated without cause within three months prior to or twelve months following a change of control or if he voluntarily terminates his employment for good reason during such time period.  “Good Reason” under the Management Retention Agreement includes material reductions in duties, title, or base salary, or relocation greater than 50 miles.  The Management Retention Agreement is dated April 19, 2006, is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary description of the Management Retention Agreement is qualified in its entirety by reference to the Management Retention Agreement.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit		Incorporated by Reference				Filed
Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Herewith
10.1	Management Retention Agreement dated as of April 19, 2006 by and between Robert T. Dechant and 3Com Corporation*					X

* Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: April 24, 2006	By:	/S/ NEAL D. GOLDMAN
Neal D. Goldman Senior Vice President Management Services, General Counsel and Secretary

EXHIBIT INDEX

Exhibit		Incorporated by Reference				Filed
Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Herewith
10.1	Management Retention Agreement dated as of April 19, 2006 by and between Robert T. Dechant and 3Com Corporation*					X

*  Indicates a management contract or compensatory plan.